[FLAGS GRAPHIC OMITTED]

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                        ANNUAL REPORT - DECEMBER 31, 2000

                          [GRAPHIC OF 4 STARS OMITTED]

   MORNINGSTAR  RATED(TRADEMARK)  GABELLI  INTERNATIONAL  GROWTH  FUND  4  STARS
           OVERALL AND FOR THE THREE-YEAR PERIOD ENDED 12/31/00 AMONG 1281 INTERNATIONAL EQUITY FUNDS AND FOR THE FIVE-YEAR PERIOD ENDED 12/31/00 AMONG 773 INTERNATIONAL EQUITY FUNDS.

                                                 [PHOTO OF CAESAR BRYAN OMITTED]
                                                                    CAESAR BRYAN

TO OUR SHAREHOLDERS,

      The fourth quarter of 2000 saw the continuation of the trends established in the second and third quarters. Companies that sported a high valuation, had a suspect business plan or disappointed in terms of earnings were severely punished by the market. For the most part, telecommunications, technology and media shares performed poorly, while more defensive sectors such as pharmaceuticals and financials performed the best.

      Of the larger overseas markets, the wooden spoon went to Japan. The Nikkei 225 fell by 17% during the quarter to complete a truly miserable year. In 2000, the Japanese market fell by 34%. Europe fared much better. Quite a few European bourses actually gained during the quarter. The best was Switzerland, with its large weighting in finance, healthcare and food. It appreciated by 12%. The larger European markets such as Germany, France and the United Kingdom just managed to struggle into positive territory for the quarter. However, these returns were greatly assisted by the strength of European currencies against the dollar. As evidence of the softening of the U.S. economy mounted, the dollar weakened. When compared against the Euro, the dollar declined by about 6% during the quarter. However, during 2000 as a whole, the dollar still strengthened significantly against the Euro.

      For the second quarter in a row, emerging markets were a place to avoid, with the Morgan Stanley Emerging Markets index declining by 13%. For the year, Emerging Markets fell by 31%. Of the three major Emerging Market regions, namely the Far East, Latin America and Eastern Europe, the Far East markets were the worst and Latin America the best, largely reflecting the heavier exposure of Far Eastern markets to technology companies.

INVESTMENT PERFORMANCE

      For the year ended December 31, 2000, the Gabelli International Growth Fund's (the "Fund") net asset value declined 16.49%. The Morgan Stanley Capital International EAFE Index of international markets and Lipper International Fund Average declined 13.96% and 15.60%, respectively, over the same

--------------------------------------------------------------------------------
PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Morningstar proprietary ratings reflect historical risk adjusted performance as of December 31, 2000 and are subject to change every month. Morningstar ratings are calculated from a Fund's three, five and ten-year average annual returns in excess of 90-day T-Bill returns with appropriate fee adjustments and a risk factor that reflects fund performance below 90-day T-Bill returns. The top 10% of the funds in a broad asset class receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars and the bottom 10% receive one star.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

--------------------------------------------------------------------------------
                                                                          Quarter
                                                  -------------------------------------------
                                                    1st         2nd         3rd         4th           Year
                                                  ------      ------      ------       ------        ------
  2000:   Net Asset Value .....................   $24.34      $21.45      $20.07       $18.29        $18.29
          Total Return ........................     6.7%      (11.9)%      (6.4)%       (5.1)%       (16.5)%
---------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value .....................   $15.94      $16.38      $17.40       $22.82        $22.82
          Total Return ........................     2.0%        2.8%        6.2%        36.9%         52.4%
---------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value .....................   $17.03      $17.58      $14.74       $15.63        $15.63
          Total Return ........................    18.3%        3.2%      (16.2)%       14.7%         17.4%
---------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value .....................   $13.51      $14.67      $15.31       $14.40        $14.40
          Total Return ........................     0.7%        8.6%        4.4%        (5.9)%         7.3%
---------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value .....................   $11.71      $12.55      $12.53       $13.42        $13.42
          Total Return ........................     6.6%        7.2%       (0.2)%        7.1%         22.2%
---------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value .....................      --          --       $10.57       $10.98        $10.98
          Total Return ........................      --          --         5.7%(b)      3.9%          9.8%(b)
---------------------------------------------------------------------------------------------------------------

      ----------------------------------------------------
           Average Annual Returns (Class AAA Shares)
           -----------------------------------------
                    December 31, 2000 (a)
                    ---------------------

           1 Year ......................   (16.49)%
           5 Year ......................    14.40%
           Life of Fund (b) ............    14.91%
      ----------------------------------------------------

                   Dividend History
-------------------------------------------------------
Payment (ex) Date   Rate Per Share   Reinvestment Price
-----------------   --------------   ------------------
December 27, 2000       $0.754           $18.00
December 27, 1999       $0.970           $22.06
December 28, 1998       $1.260           $15.49

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAAShares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of investment operations on June 30, 1995. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

period. The Morgan Stanley EAFE Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category.

      For the two-year period ended December 31, 2000, the Fund had a cumulative return of 27.30%, versus cumulative returns of 8.98% and 18.18% for the Morgan Stanley EAFE Index and the Lipper International Fund Average, respectively, over the same period. For the fourth quarter, the Fund declined 5.05%. The Morgan Stanley EAFE Index and Lipper International Fund Average declined 2.62% and 4.75%, respectively, over the same period. For the five-year period ended December 31, 2000, the Fund returned 14.40% annually, versus average annual returns of 7.43% and 9.09% for the Morgan Stanley EAFE Index and the Lipper International Fund Average, respectively. Since inception on June 30, 1995 through December 31, 2000, the Fund had a cumulative total return of 115.12%, which equates to an average annual total return of 14.91%.

MULTI-CLASS SHARES

      Gabelli International Growth Fund, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

      COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GABELLI
        INTERNATIONAL GROWTH FUND, THE LIPPER INTERNATIONAL FUND AVERAGE
                        AND THE MORGAN STANLEY EAFE INDEX

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

               Gabelli International            Lipper
                     Growth Fund             International       Morgan Stanley
                      (Class AAA)            Fund Average          EAFE Index
6/30/95                $10,000                 $10,000              $10,000
Dec-95                  10,990                  10,605               10,837
Dec-96                  13,429                  12,132               11,314
Dec-97                  14,409                  12,799               11,552
Dec-98                  16,912                  14,465               13,000
Dec-99                  25,777                  20,375               16,549
Dec-00                  21,526                  17,197               14,239

OUR APPROACH

      We purchase attractively valued companies that we believe have the opportunity to grow earnings more rapidly than the average in that company's local market. We pay close attention to a company's market position, management and balance sheet, with particular emphasis on the ability of the company to finance its growth. Generally, we value a company relative to its local market but, where appropriate, will attempt to benefit from valuation discrepancies between markets. Our primary focus is on security selection and not country allocation, but the Fund will remain well diversified by sector and geography. Country allocation is likely to reflect broad economic, financial and currency trends as well as relative size of the market.

INTERNATIONAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2000. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

HOLDINGS BY GEOGRAPHIC REGION - 12/31/00

  OTHER EUROPE       30.6%
  UNITED KINGDOM     22.6%
  SWITZERLAND        15.7%
  JAPAN              14.9%
  FRANCE             11.3%
  AUSTRALIA           2.5%
  HONG KONG           2.0%
  SOUTH AFRICA        0.4%

COMMENTARY

      Looking ahead, 2001 should be profitable for U.S. based investors participating in overseas markets. About three quarters of the Fund's assets are invested in Europe, where we continue to find good investment opportunities.

      From a macro standpoint, Europe's economic outlook appears solid. Clearly any slowdown in the U.S. will impact overseas economies. However, we believe that European economy should be able to withstand a mild slowdown in the U.S. In aggregate, European economies constitute a huge economic bloc and they mostly trade among themselves. Euro-zone exports to the U.S. represent only 2.5% of Gross Domestic Product. While the U.S. economy was performing strongly during the past few years, Europe was plodding along at a more pedestrian pace. However, very rapid growth in the U.S. has given rise to some imbalances. These include a large current account deficit and a very low, or even negative, savings rate. Europe does not have these imbalances. Inflation is running at about 2% and certainly the European Central Bank could, if it chooses, reduce short-term interest rates and follow the example of the Federal Reserve Bank.

      If, as we expect, Europe's economy grows at between 2% and 3%, corporate earnings growth should reach double digits. With markets at current levels and interest rates falling, equity valuations are relatively attractive. Add to this a continuation of the high level of merger and acquisition activity, and we believe 2001 should be profitable for investors in European equities. Looking ahead, U.S. based investors should also get a "kicker" from a weaker dollar. This follows a number of years of dealing with the headwind of the rising dollar. As the European economy outperforms the U.S. economy, and U.S. interest rates decline more rapidly than European rates, money is likely to flow out of the dollar and into the Euro.

      How about Japan? We have been surprised by the terrible performance of the Japanese equity market. It appears that equity market sentiment is worse than fundamentals would warrant. Although many financial institutions remain in difficulty, the real economy has made some progress. Over one million new jobs were created in the past year, wages have recovered, and corporate fixed investment has risen on the back of good corporate profitability. We have concentrated our investments in globally competitive companies, which have good returns on invested capital and reasonable valuations. We have also tried to avoid companies that have banks as shareholders, since these financial institutions may be forced sellers for balance sheet reasons. With the market at its current level, we believe the authorities are under pressure to announce further reform measures including permitting stock buy backs.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of the Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2000.

ALLIANZ AG (ALVG.F - $377.42 - FRANKFURT STOCK EXCHANGE) provides many insurance and reinsurance products including property, casualty, life and health insurance. Allianz operates in over fifty countries through its subsidiaries and affiliates. The company owns brands such as AGF in France and RAS in Italy. Allianz controls significant stakes in a number of leading financial companies in Germany and should be at the center of the expected reorganization of corporate Germany following the implementation of the recently enacted tax reform package which eliminates corporate capital gains taxes among other changes.

ASTRAZENECA PLC (AZN.L - $50.42 - LONDON STOCK EXCHANGE; AZN.SS - $49.81 - STOCKHOLM STOCK EXCHANGE; AZN - $51.50 - NYSE) is a leading global pharmaceutical company. The merger of London-based Zeneca and Swedish-based Astra created the current organization. Astra is best known for its highly successful ulcer medicine commonly known as Losec. We believe AstraZeneca will be successful in defending its franchise in the gastrointestinal segment. The company also has strong positions in the cardiovascular, oncology and respiratory treatment areas.

BANK OF IRELAND (BKIR.I - $9.94 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a strong presence in the irish savings market.

COMPAGNIE FINANCIERE RICHEMONT AG (RIFZ.S - $2,675.10 - ZURICH STOCK EXCHANGE) is one of the world's leading luxury goods companies with brand names such as Cartier, Piaget, Montblanc, Karl Lagerfeld and Alfred Dunhill. The company also has a major investment in tobacco with its significant investment in B.A.T., the world's second largest tobacco company. Adjusted for its stake in B.A.T., the market values its wholly owned luxury goods business at a significant discount to other luxury goods producers.

NOVARTIS AG (NOVN.S - $1,767.97 - ZURICH STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business. This has included increasing the company's marketing skills ahead of a number of important product introductions. Novartis has a considerable amount of net cash which can be used for acquisitions and stock buy backs.

SWISS RE (RUKN.S - $2,397.41 - ZURICH STOCK EXCHANGE) is one of the world's largest reinsurance companies with gross premium income in excess of $15 billion in 2000. The life business contributes 30% of total premium income following Swiss Re's acquisition of U.S.-based Life Re Corp. in 1999. Life insurance is a growth market and reinsurance companies actually benefit from consolidation in the life insurance sector. The company expects an improvement in the non-life result following promising signs during the past business renewal. Swiss Re has a consistent track record of earnings growth.

INVESTMENT SCORECARD

      Our best performers during the fourth quarter were European based financial and consumer staple companies. Banca Intesa, Swiss Re, Diageo and Irish Life and Permanent all rose by at least 25%. Our worst performers in Europe were Elisa Communications, which is a Finnish telecommunication company, NRJ, which is a French radio broadcaster, and Independent News, which is an Irish based media company. These are all smaller companies which suffered from a move by investors to larger, more liquid investments. Our Japanese holdings were very disappointing. Rohm, Sony and Fujitsu declined by more than 30% as foreign investors fled the Japanese market. These are well managed companies and we have recently added to our holdings in anticipation of their recovery.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms. WWW.GABELLI.COM

      Please visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

WHO                WHAT                           WHEN
---                ----                           ----
Mario Gabelli      Chief Investment Officer       First Monday of each month
Howard Ward        Large Cap Growth               First Tuesday of each month
Barbara Marcin     Large Cap Value                Last Wednesday of each month

                   SECTOR/SPECIALTY               2nd and 3rd Wednesday of each
                   ----------------               month
Tim O'Brien        Utilities Industry
Caesar Bryan       International Investing
Ivan Arteaga       Telecom and Media
Hart Woodson       Global Convertibles

      The second and third Wednesday of each month will feature portfolio managers responsible for our more focused offerings. All chat sessions are held at 4:15 PM ET. Arrive early as attendance is limited. Days and times may vary based on portfolio manager availability.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

CONCLUSION

      In conclusion, we believe that equity markets should move higher as interest rates decline and investors look beyond potential short-term earnings disappointments. What are the threats to this outlook? First, the U.S. economy could perform worse than expected; second, a sharp decline in the dollar; and last, a rapid pick-up in inflation. Any of these could happen, but we are not prepared to base an investment strategy on these outcomes. We will continue to invest in sound businesses that are selling at a reasonable price and have the ability to grow.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GIGRX. Please call us during the business day for further information.

                                                 Sincerely,

                                                 /S/SIGNATURE
                                                 CAESAR BRYAN
                                                 President and Portfolio Manager

February 1, 2001

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2000
                                -----------------

Novartis AG                                  Diageo plc
AstraZeneca plc                              Bank of Ireland
Swiss Re                                     RAS SpA
GlaxoSmithKline plc                          Roche HoldingAG
Compagnie Financiere Richemont AG            Allianz AG

--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2000
--------------------------------------------------------------------------------

                                                                        MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            ------


                COMMON STOCKS -- 99.5%
                AEROSPACE -- 1.1%
   115,000      BAE Systems plc ................      $  730,566      $  656,226
                                                      ----------      ----------
                BROADCASTING -- 3.0%
    13,000      Nippon Broadcasting
                  System Inc. ..................         775,785         491,769
    25,575      NRJ Groupe+ ....................         241,087         730,893
     9,000      RTLGroup .......................         547,470         739,339
                                                      ----------      ----------
                                                       1,564,342       1,962,001
                                                      ----------      ----------
                BUILDING AND CONSTRUCTION -- 2.1%
    75,000      CRH plc ........................       1,136,317       1,395,591
                                                      ----------      ----------
                BUSINESS SERVICES -- 4.4%
     8,333      Reuters Holdings plc, ADR ......         725,462         820,801
    12,000      Secom Co. Ltd. .................         832,977         782,837
    20,000      Vivendi Universal SA ...........       1,687,267       1,316,259
                                                      ----------      ----------
                                                       3,245,706       2,919,897
                                                      ----------      ----------
                COMMUNICATIONS EQUIPMENT -- 1.1%
    17,000      Nokia Corp., Cl. A, ADR ........         797,194         739,500
                                                      ----------      ----------
                COMPUTER SOFTWARE AND SERVICES -- 2.0%
    26,000      Capcom Co. Ltd. ................         864,554         892,469
     2,200      Obic Co. Ltd. ..................         409,880         454,448
                                                      ----------      ----------
                                                       1,274,434       1,346,917
                                                      ----------      ----------
                CONSUMER PRODUCTS -- 9.5%
    62,000      Altadis SA .....................         909,852         960,437
    20,000      Christian Dior SA ..............         968,486         958,559
       760      Compagnie Financiere
                  Richemont AG, Cl. A ..........       1,328,627       2,033,076
     7,000      Nintendo Co. Ltd. ..............         824,545       1,102,714
     1,000      Swatch Group AG ................         888,715       1,249,614
                                                      ----------      ----------
                                                       4,920,225       6,304,400
                                                      ----------      ----------
                DIVERSIFIED INDUSTRIAL -- 0.3%
    30,000      Swire Pacific Ltd., Cl. A ......         204,842         216,349
                                                      ----------      ----------
                EDUCATIONAL SERVICES -- 0.4%
     6,400      Benesse Corp. ..................         638,633         237,618
                                                      ----------      ----------
                ELECTRONICS -- 5.6%
    20,000      Fujitsu Ltd. ...................         473,814         294,921
    34,800      Philips Electronics NV .........       1,626,239       1,274,852
     3,800      Rohm Co. Ltd. ..................       1,062,624         722,066
    10,000      Sony Corp. .....................         852,177         691,769
    78,000      Stanley Electric Co. Ltd. ......         927,670         710,333
                                                      ----------      ----------
                                                       4,942,524       3,693,941
                                                      ----------      ----------

                                                                        MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            ------

                ENERGY AND UTILITIES -- 3.4%
   130,000      BP Amoco plc ...................      $1,118,713      $1,048,648
     7,944      Total Fina Elf SA ..............       1,186,104       1,181,375
                                                      ----------      ----------
                                                       2,304,817       2,230,023
                                                      ----------      ----------
                ENTERTAINMENT -- 3.6%
   124,526      Granada Compass plc+ ...........       1,439,808       1,355,128
   141,000      Publishing & Broadcasting Ltd. .         957,755       1,022,189
                                                      ----------      ----------
                                                       2,397,563       2,377,317
                                                      ----------      ----------
                EQUIPMENT AND SUPPLIES -- 0.8%
    26,000      THK Co. Ltd. ...................       1,000,174         555,517
                                                      ----------      ----------
                FINANCIAL SERVICES -- 13.5%
    25,000      Aegon NV .......................         923,834       1,034,136
     6,000      Credit Suisse Group ............       1,187,160       1,140,389
    14,000      Invik & Co. AB, Cl. B ..........       1,036,830       1,142,490
   110,000      Irish Life & Permanent
                  plc, London ..................         863,607       1,359,731
   149,000      Nikko Securities Co. Ltd. ......       1,540,428       1,154,684
    58,000      Prudential plc .................         870,951         933,117
       900      Swiss Re .......................       1,714,160       2,157,667
                                                      ----------      ----------
                                                       8,136,970       8,922,214
                                                      ----------      ----------
                FINANCIAL SERVICES: BANKS -- 7.0%
   190,000      Banca Intesa SpA ...............         756,654         913,307
   160,005      Bank of Ireland ................       1,086,438       1,590,829
   110,000      Bank of Scotland ...............       1,092,336       1,151,048
    16,000      Societe Generale, Cl. A ........         960,011         994,423
                                                      ----------      ----------
                                                       3,895,439       4,649,607
                                                      ----------      ----------
                FINANCIAL SERVICES: INSURANCE -- 4.6%
     4,000      Allianz AG .....................       1,446,271       1,509,661
   100,000      RAS SpA ........................       1,011,521       1,559,419
                                                      ----------      ----------
                                                       2,457,792       3,069,080
                                                      ----------      ----------
                FOOD AND BEVERAGE -- 7.4%
   145,000      Diageo plc .....................       1,242,028       1,624,508
    31,600      Interbrew+ .....................         907,754       1,101,256
   630,000      Parmalat Finanziaria SpA .......         767,518       1,020,288
    18,000      Unilever NV, New York ..........         910,678       1,132,875
                                                      ----------      ----------
                                                       3,827,978       4,878,927
                                                      ----------      ----------
                HEALTH CARE -- 17.4%
    10,000      AstraZeneca plc, ADR ...........         407,911         515,000
    20,500      AstraZeneca plc, London ........         826,059       1,033,523
    14,126      AstraZeneca plc, Stockholm .....         532,974         703,640
    13,000      Aventis SA .....................         979,044       1,141,165
    75,140      GlaxoSmithKline plc+ ...........       2,039,704       2,119,169
     1,350      Novartis AG ....................       1,869,377       2,386,763

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2000
--------------------------------------------------------------------------------
                                                                        MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            ------

                COMMON STOCKS (CONTINUED)
                HEALTH CARE (CONTINUED)
       150      Roche Holding AG ...............      $1,550,929      $1,528,232
    19,000      Sanofi-Synthelabo SA ...........         833,189       1,266,500
    13,000      Takeda Chemical
                  Industries Ltd. ..............         766,052         769,527
                                                      ----------      ----------
                                                       9,805,239      11,463,519
                                                      ----------      ----------
                METALS AND MINING -- 0.4%
    37,500      Harmony Gold
                  Mining Co. Ltd. ..............         181,434         174,620
    17,500      Harmony Gold
                  Mining Co. Ltd., .............         103,646          82,031
                                                      ----------      ----------
                                                         285,080         256,651
                                                      ----------      ----------
                PUBLISHING -- 3.6%
   243,146      Independent News &
                  Media plc, Dublin ............         740,215         662,001
    82,037      News Corp. Ltd. ................         628,556         638,174
    44,545      Pearson plc ....................         718,452       1,058,007
                                                      ----------      ----------
                                                       2,087,223       2,358,182
                                                      ----------      ----------
                REAL ESTATE -- 1.7%
    85,600      Cheung Kong (Holdings) Ltd. ....       1,034,861       1,094,705
                                                      ----------      ----------
                TELECOMMUNICATIONS -- 4.1%
    49,000      Cable & Wireless plc ...........         787,049         660,962
       106      DDI Corp. ......................       1,142,048         511,456
    27,000      HPY Holding - HTF
                  Holding Oyj Abp, .............       1,292,141         581,248
        30      Japan Telecom Co. Ltd. .........         897,301         617,338
     7,000      Telefonica SA, ADR+ ............         402,412         350,000
                                                      ----------      ----------
                                                       4,520,951       2,721,004
                                                      ----------      ----------
                TRANSPORTATION -- 0.3%
    15,637      MIF Ltd.+ ......................         188,903         200,372
                                                      ----------      ----------



                                                                        MARKET
    SHARES                                              COST            VALUE
    ------                                              ----            ------

                WIRELESS COMMUNICATIONS -- 2.2%
   226,376      Vodafone Group plc .............     $   641,867    $   830,184
    17,675      Vodafone Group plc, ADR ........         351,398        632,986
                                                     -----------    -----------
                                                         993,265      1,463,170
                                                     -----------    -----------
                TOTAL COMMON STOCKS ............      62,391,038     65,712,728
                                                     -----------    -----------

                PREFERRED STOCKS -- 1.8%
                BROADCASTING -- 1.8%
    40,000      Prosieben Sat.1
                  Media AG, Pfd. ...............         723,259      1,182,943
                                                     -----------    -----------
                TOTAL
                  INVESTMENTS -- 101.3% ........     $63,114,297     66,895,671
                                                     ===========
                OTHER ASSETS AND
                  LIABILITIES (NET) -- (1.3%) ..................       (833,685)
                                                                    -----------
                NET ASSETS -- 100.0% ...........................    $66,061,986
                                                                    ===========
    ------------------------
                For Federal tax purposes:
                Aggregate cost .................................    $63,954,217
                                                                    ===========
                Gross unrealized appreciation ..................    $ 9,183,824
                Gross unrealized depreciation ..................     (6,242,370)
                                                                    -----------
                Net unrealized appreciation ....................    $ 2,941,454
                                                                    ============
    ------------------------
    +    Non-income producing security.
    ADR - American Depositary Receipt.

                                                      % OF
                                                     MARKET             MARKET
    GEOGRAPHIC DIVERSIFICATION                        VALUE             VALUE
    --------------------------                       -------        ------------
    Europe ..........................................  80.2%        $53,678,139
    Japan ...........................................  14.9%          9,989,465
    Asia/Pacific Rim ................................   4.5%          2,971,416
    South Africa ....................................   0.4%            256,651
                                                      ------        ------------
                                                      100.0%        $66,895,671
                                                      =====         ===========

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2000
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $63,114,297) ................     $ 66,895,671
  Foreign currency, at value (Cost $1,393) ................            1,309
  Receivable for Fund shares sold .........................          819,813
  Dividends and reclaims receivable .......................           82,435
  Other assets ............................................            3,221
                                                                ------------
  TOTAL ASSETS ............................................       67,802,449
                                                                ------------
 LIABILITIES:
  Payable for Fund shares redeemed ........................        1,264,301
  Payable for investment advisory fees ....................           55,851
  Payable to custodian ....................................          329,084
  Payable for distribution fees ...........................           14,092
  Other accrued expenses and liabilities ..................           77,135

                                                                ------------
  TOTAL LIABILITIES .......................................        1,740,463
                                                                ------------
  NET ASSETS applicable to 3,612,705
    shares outstanding ....................................     $ 66,061,986
                                                                ============
NET ASSETS CONSIST OF:
  Capital stock, at par value .............................     $      3,613
  Additional paid-in capital ..............................       62,944,027
  Distributions in excess of net realized gains on
    investments and foreign currency transactions .........         (670,099)
  Net unrealized appreciation on investments
    and foreign currency transactions .....................        3,784,445
                                                                ------------
  TOTAL NET ASSETS ........................................     $ 66,061,986
                                                                ============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Net Asset Value, offering and
     redemption price per share
     (3,612,422 shares outstanding) .......................          $ 18.29
                                                                     =======
   CLASS C:
   Net Asset Value and
     redemption price per share
     (283 shares outstanding) .............................          $ 18.28(a)
                                                                     =======
 (a) Redemption price varies based on the length of time held.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes of $68,349) .............     $    630,981
  Interest ................................................          101,588
                                                                ------------
  TOTAL INVESTMENT INCOME .................................          732,569
                                                                ------------
EXPENSES:
  Investment advisory fees ................................          668,634
  Distribution fees .......................................          167,275
  Custodian fees ..........................................           84,064
  Registration fees .......................................           78,536
  Shareholder services fees ...............................           61,460
  Legal and audit fees ....................................           49,053
  Shareholder communications expenses .....................           42,736
  Interest expense ........................................           15,774
  Organizational expenses .................................            9,604
  Directors' fees .........................................            8,049
  Miscellaneous expenses ..................................            7,466
                                                                ------------
  TOTAL EXPENSES ..........................................        1,192,651
                                                                ------------
  NET INVESTMENT LOSS .....................................         (460,082)
                                                                ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized gain on investments
    and foreign currency transactions .....................        2,351,668
  Net change in unrealized appreciation
    on investments and foreign currency
    transactions ..........................................      (14,018,070)
                                                                ------------
  NET REALIZED AND UNREALIZED LOSS ON
    INVESTMENTS AND FOREIGN CURRENCY
    TRANSACTIONS ..........................................      (11,666,402)
                                                                ------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................................     $(12,126,484)
                                                                ============

                 See accompanying notes to financial statements.

                     GABELLI INTERNATIONAL GROWTH FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                                  YEAR ENDED           YEAR ENDED
                                                                                              DECEMBER 31, 2000    DECEMBER 31, 1999
                                                                                              -----------------    -----------------

OPERATIONS:
  Net investment loss ..................................................................         $   (460,082)         $   (196,435)
  Net realized gain on investments and foreign currency transactions ...................            2,351,668             2,185,222
  Net change in unrealized appreciation on investments
    and foreign currency transactions ..................................................          (14,018,070)           14,084,470
                                                                                                 ------------          ------------
  NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS ......................          (12,126,484)           16,073,257
                                                                                                 ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  In excess of net investment income
    Class AAA ..........................................................................                   --              (205,615)
                                                                                                 ------------          ------------
                                                                                                           --              (205,615)
                                                                                                 ------------          ------------
  Net realized gain on investments
    Class AAA ..........................................................................           (2,329,168)           (1,788,353)
    Class C ............................................................................                 (183)                   --
                                                                                                 ------------          ------------
                                                                                                   (2,329,351)           (1,788,353)
                                                                                                 ------------          ------------
  In excess of net realized gain on investments
    Class AAA ..........................................................................             (286,012)                   --
    Class C ............................................................................                  (22)                   --
                                                                                                 ------------          ------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..................................................             (286,034)                   --
                                                                                                 ------------          ------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ............................................................................           31,909,089             8,013,353
  Class A ..............................................................................                1,454                    --
  Class C ..............................................................................                9,862                    --
                                                                                                 ------------          ------------
  Net increase in net assets from capital share transactions ...........................           31,920,405             8,013,353
                                                                                                 ------------          ------------
  NET INCREASE IN NET ASSETS ...........................................................           17,178,536            22,092,642
NET ASSETS:
  Beginning of period ..................................................................           48,883,450            26,790,808
                                                                                                 ------------          ------------
  End of period ........................................................................         $ 66,061,986          $ 48,883,450
                                                                                                 ============          ============

                 See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli International Growth Fund, Inc. (the "Fund") was organized on May 25, 1994 as a Maryland corporation. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is long term capital appreciation. The Fund commenced investment operations on June 30,1995.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

-------------------------------------------------------------------------------

available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counter parties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign currency transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2000, reclassifications were made to decrease accumulated net investment loss for $460,082 and increase distributions in excess of net realized gain on investments and foreign currency transactions for $384,065 with an offsetting adjustment to additional paid-in capital.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each Class of Shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2000, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $166,896 and $7

GABELLI INTERNATIONAL GROWTH FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

--------------------------------------------------------------------------------
for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class C shares incurred distribution costs of $372, or 1.00% of average daily net assets, the annual limitation under its Plan. Such payments are accrued daily and paid monthly.

5. ORGANIZATIONAL EXPENSES. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

6. PORTFOLIO SECURITIES. Purchases and proceeds from the sales of securities for the year ended December 31, 2000, other than short term securities, aggregated $69,976,934 and $39,447,159, respectively.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were $330,000 of borrowings outstanding at December 31, 2000.

The average daily amount of borrowings outstanding within the year ended December 31, 2000, was $144,533, with a related weighted average interest rate of 7.24%. The maximum amount borrowed at any time during the year ended December 31, 2000 was $4,715,000.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were first offered on March 9, 2000. No Class B shares have been sold as of December 31, 2000. During the year ended December 31, 2000, Gabelli & Company, Inc. informed the Fund that it received $18,000 from investors repreesenting commissions (sales charges and underwriting fees) on sales of Fund shares.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                                         YEAR ENDED                    YEAR ENDED
                                                                      DECEMBER 31, 2000             DECEMBER 31, 1999
                                                                   --------------------         ---------------------
                                                                     SHARES      AMOUNT           SHARES      AMOUNT
                                                                     ------      ------           ------      ------
                                                                          CLASS AAA                     CLASS AAA
                                                                 -------------------------- -----------------------------
Shares sold ................................................     8,381,014     $173,477,504     2,150,702     $37,651,819
Shares issued upon reinvestment of dividends ...............       141,068        2,539,231        87,158       1,922,544
Shares redeemed ............................................    (7,051,841)    (144,107,646)   (1,809,612)    (31,561,010)
                                                                 ---------     ------------     ----------    -----------
   Net increase ............................................     1,470,241     $ 31,909,089       428,248     $ 8,013,353
                                                                 =========     ============     =========     ===========
                                                                         CLASS A (A)
                                                                 -------------------------
Shares sold ................................................           188       $   4,886
Shares redeemed ............................................          (188)         (3,432)
                                                                      ----       ---------
   Net increase ............................................            --       $   1,454
                                                                      ====       ==========
                                                                         CLASS C (A)
                                                                 --------------------------
Shares sold ................................................        96,814       $1,804,841
Shares issued upon reinvestment of dividends ...............            11              205
Shares redeemed ............................................       (96,542)      (1,795,184)
                                                                   -------       ----------
   Net increase ............................................           283       $    9,862
                                                                   =======       ==========

(a) From commencement of offering of Class A and Class C Shares on March 9,
2000.

THE GABELLI INTERNATIONAL GROWTH FUND, INC.
FINANCIAL HIGHLIGHTS (F)
--------------------------------------------------------------------------------
Selected data for a share of capital stock outstanding throughout each period:

                                       INCOME
                            FROM INVESTMENT OPERATIONS                           DISTRIBUTIONS
              --------------------------------------------------     ----------------------------------------
                                          Net
              Net Asset               Realized and       Total                       Net
  Period        Value,       Net     Unrealized          from           Net        Realized
   Ended      Beginning   Investment   Gain (Loss) on  Investment    Investment     Gain on         Total
December 31   of Period     Loss        Investments    Operations      Income     Investments   Distributions
-----------   ----------  ----------   ------------    ----------    ----------   -----------   -------------
CLASS AAA
   2000        $22.82     $(0.13)(a)      $(3.65)        $(3.78)           --       $(0.75)        $(0.75)
   1999         15.63      (0.09)           8.25           8.16        $(0.10)       (0.87)         (0.97)
   1998         14.40      (0.02)           2.51           2.49         (0.03)       (1.23)         (1.26)
   1997         13.42      (0.13)           1.11           0.98            --           --             --
   1996         10.98      (0.15)(a)        2.59           2.44            --           --             --

CLASS C
   2000(b)      25.94      (0.12)(a)       (6.79)         (6.91)           --        (0.75)         (0.75)





                               RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
             -------------------------------------------------------------------------------
                                                      Net
             Net Asset               Net Assets    Investment     Operating
  Period       Value,                  End of       Loss to       Expenses to      Portfolio
   Ended      End of     Total         Period      Average Net    Average Net      Turnover
December 31   Period    Return+      (in 000's)     Assets(d)    Assets (d)(e)       Rate
-----------  --------   -------     ----------     ----------    --------------    ----------
CLASS AAA
   2000        $18.29    (16.5)%      $66,057        (0.68)%         1.77%             62%
   1999         22.82     52.4         48,883        (0.62)          1.90              74
   1998         15.63     17.4         26,791        (0.14)          1.98              52
   1997         14.40      7.3         18,133        (0.82)          2.46              63
   1996         13.42     22.2         12,815        (1.21)          2.72              55

CLASS C
   2000(b)      18.28    (26.6)             5        (1.43)(c)       2.52(c)           62

--------------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) Based on average month-end shares outstanding.
(b) From commencement of offering of Class C Shares on March 9, 2000.
(c) Annualized.
(d) The Fund incurred interest expense for the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.88%, 1.96% and 2.44%, respectively. During the periods ended December 31, 1996 and 1995, the Adviser voluntarily reimbursed certain expenses. Before reimbursement, the ratios of operating expenses and net investment loss to average net assets would have been 3.62% and (2.12)% for 1996 and 8.10% and (6.54)% for 1995 (annualized), respectively.
(e) The Fund incurred interest expense for the year ended December 31, 2000. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 1.75% and 2.50% for Class AAA and Class C shares, respectively.
(f) Class A shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A shares as the information for this period is not considered meaningful.

                 See accompanying notes to financial statements.

GABELLI INTERNATIONAL GROWTH FUND, INC.
REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Gabelli International Growth Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Gabelli International Growth Fund, Inc. (the "Fund") as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Gabelli International Growth Fund, Inc. as of December 31, 2000, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

                                                                    /S/SIGNATURE

New York, New York
February 7, 2001

--------------------------------------------------------------------------------
                   2000 TAX NOTICE TO SHAREHOLDERS (Unaudited)

 For the fiscal year ended December 31, 2000, the Fund paid to shareholders, on December 27, 2000, long-term capital gains totaling $0.754 per share. For the fiscal year ended December 31, 2000, none of the distribution qualifies for the dividend received deduction available to corporations.
--------------------------------------------------------------------------------

                     GABELLI INTERNATIONAL GROWTH FUND, INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)


                  BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Werner J. Roeder, MD
CHAIRMAN AND CHIEF              MEDICAL DIRECTOR
INVESTMENT OFFICER              LAWRENCE HOSPITAL
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Anthonie C. van Ekris
ATTORNEY-AT-LAW                 MANAGING DIRECTOR
ANTHONY J. COLAVITA, P.C.       BALMAC INTERNATIONAL, INC.

Karl Otto Pohl
FORMER PRESIDENT
DEUTSCHE BUNDESBANK

           OFFICERS AND PORTFOLIO MANAGER
Caesar Bryan                    Bruce N. Alpert
PRESIDENT AND                   VICE PRESIDENT
PORTFOLIO MANAGER               AND TREASURER

James E. McKee
SECRETARY

                    DISTRIBUTOR
              Gabelli & Company, Inc.

   CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
        State Street Bank and Trust Company

                   LEGAL COUNSEL
              Willkie Farr & Gallagher

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Gabelli International Growth Fund, Inc. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB009Q400SR


[PHOTO OF MARIO GABELLI OMITTED]



GABELLI
INTERNATIONAL
GROWTH
FUND,
INC.


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2000